Exhibit 99.1

OMNIQ Corp Gives Notice to Acquire an additional 26% of
Dangot Computers increasing its ownership of Dangot Computers to 77%

OMNIQ Corp. (NASDAQ :OMQS) (OMNIQ” or the “Company”), a provider of Supply Chain and Artificial Intelligence (AI)-based Machine Vision solutions, announced the acquisition of an additional 26% of Dangot Computers Ltd. (“Dangot”) increasing OMNIQ’s ownership to 77%. Dangot is a leader in providing state of the art technology enabling frictionless automated order processing & digital payment processing products for retail, fast food and parking, integrated working stations for physicians, drug delivery and blood tests, robotics for smart warehouses, point of sales and other innovative solutions.

●	OMNIQ, notified the seller of the Partial Exercise of its Option according to the Stock Purchase Agreement, dated May 3, 2021.

●	OMNIQ will pay for the additional 26% based on the Israeli Shekel currency valuation (which has since increased due to exchange rate differences) and is valued at approximately $4,136,000.

●	The Company will not issue any equity in connection with the transaction.

●	Closing of the exercise is expected on November 24, 2021.

●	Consolidated OMNIQ and Dangot pro forma revenue for fiscal year 2020 amounts to approximately $91M.

●	OMNIQ acquired 51% of Dangot ownership effective July 1st, 2021, with a 12 month option to acquire the remaining 49%, of which, the acquisition of 26% was provided as an official notice for immediate execution earlier this week, by omniQ.

●	On November 2021, Dangot Computers Ltd was awarded with an approximate $2 Million order for Intelligent Healthcare Carts (IHC) from Israel’s Largest Health Maintenance Organization (HMO)

●	On August 3, 2021, OMNIQ announced that Dangot will provide its self-service kiosks to Aroma Espresso Bar (Aroma), the largest coffee chain in Israel with branches in the US, Canada and other countries. According to a Forbes article titled “Self-Order Kiosks Are Finally Having A Moment In The Fast Food Space”, written by Alicia Kelso (1) , it is predicted that the self-service kiosk market will reach $30.8 billion by 2024.

●	Dangot Computers Ltd (Dangot) is an Israeli based leader in providing innovative technologies including: frictionless automated order processing & digital payment processing products for the retail, fast food and parking markets; integrated work stations for physicians, drug delivery and blood tests; robotics for smart warehouses; point of sales, self-check in management, and other state of the art solutions.

●	Dangot has a strong and diversified customer base including hospitals, logistic centers, supermarkets, manufacturing plants, retail chains, restaurants, municipalities, and government agencies.

●	Dangot’s influence with early adopter customers including multiple AI pilots offers a very attractive opportunity to accelerate adoption of OMNIQ’s proprietary AI solutions to automate the supply chain and operations.

●	OMNIQ’s Fortune 500 customers provide a significant potential new market for Dangot’s innovative solutions, focused, among others, on the Food & Drug, Medical, Retail and the Transportation & Logistics, markets.

Based on Pro Forma 2020 results, the acquisition creates a combined $91 Million revenue provider of automation and object identification solutions.

OMNIQ is paying the sole shareholder of Dangot a total of approximately $4,136,000 million. OMNIQ will have an option to acquire the remaining 23% at the same Israeli Shekel valuation.

Dangot is a prominent player in the field of automation and frictionless equipment. Its systems have gained an excellent reputation and significant market share in the demanding Israeli market, offering worldwide innovations to multiple verticals like healthcare, retail, restaurants and warehouse automation.

Based on the Four and a half months of working together management of OMNIQ strongly believes that Dangot’s innovative product offerings fit OMNIQ’s target markets, and as such will be leveraged by its strong sales team in the US market. At the same time, OMNIQ believes it can accelerate merging its AI products into the supply chain customers served by both companies.

Shai Lustgarten, CEO of OMNIQ commented: “As we indicated in our previous announcements, we are very happy with the Dangot acquisition, it’s contribution to our financial results has already been illustrated in our Q3 results. Moreover Dangot has gained a solid presence in the Israeli market providing automation solutions for major markets like healthcare and retail. These are markets that OMNIQ already sells to and has some of the largest and most prestigious customers in the US. We have already started to introduce Dangot’s solutions to some of our customers in the US and have received very enthusiastic feed backs, which encourages us to expect some quick initial results. Furthermore, we have a great team to work with at Dangot enabling quick and frictionless integration for the total OMNIQ success”.

About OMNIQ Corp.

OMNIQ Corp. provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications. The technology and services provided by the Company help clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023. For more information, visit www.omniq.com.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis , the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at https://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Contact:

James Carbonara

Hayden IR

(646)-755-7412

james@haydenir.com

Brett Maas

Hayden IR

(646) 536-7331

brett@haydenir.com

About OMNIQ Corp.

omniQ Corp. (OTCQB: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications. The technology and services provided by the Company help clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

omniQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

omniQ recently announced the closing of its acquisition of 51% of the capital stock of Dangot. omniQ has an option to purchase the remaining 49% of the capital stock. Dangot is an Israeli based leader in providing innovative technologies including: frictionless automated order processing & digital payment processing products for the retail, fast food and parking markets; integrated work stations for physicians, drug delivery and blood tests; robotics for smart warehouses; point of sales, self-check in management, and other state of the art solutions.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023. For more information, visit www.omniq.com.

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